EFH Corp. Q4 2012 Investor Call February 19, 2013 Exhibit 99.2

1
Safe Harbor Statement
Forward Looking Statements
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the
Securities and Exchange Commission (SEC). In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s natural gas hedging program could be affected by, among other things: changes in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not generally moving with natural gas prices; any decrease in market heat rates as the program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty to perform their respective obligations; or any other event that results in the inability to continue to use a first lien on TCEH’s assets to secure a substantial portion of the hedges under the program.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda Paul Keglevic Executive Vice President & CFO Financial and Operational Overview Q4 2012 Review Q&A

Consolidated: reconciliation of GAAP net loss to adjusted (non-GAAP) operating results
Q4

11 vs. Q4 12; $ millions, after tax
1
Three months ended December 31.
2
Items are noncash except settlement of Oncor management incentive pay plan.
3
Charges reflect reversal of $32 million of severance accruals due to judicial stay of CSAPR recorded in other deductions and $14 million of incremental depreciation expense.
EFH Corp.
3
Factor Q4 11 Q4 12 Change
EFH Corp. GAAP net income (loss) (136) (1,952) (1,816)
Items excluded from adjusted (non-GAAP) operating results (after tax)
Unrealized commodity-related mark-to-market net (gain) loss (196) 152 348
Unrealized mark-to-market net gain on interest rate swaps (44) (120) (76)
Net credit related to EPA Cross State Air Pollution Rule (18) - 18
Debt extinguishment gains – debt exchanges and repurchases (17) - 17
Goodwill impairment - 1,200 1,200
Charges related to pension plan actions - 183 183
Writedown of equipment from cancelled generation projects - 23 23
Oncor inventory write off 4 - (4)
Settlement of Oncor management incentive pay plan - 31 31
EFH Corp. adjusted (non-GAAP) operating loss (407) (483) (76)

Adjusted (Non-GAAP) Operating Results - QTR

Consolidated: key drivers of the change in adjusted (non-GAAP) operating results
Q4 11 vs. Q4 12; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers (after tax) - QTR
Description/Drivers
Better (Worse)
Than
Q4 11
Competitive Business :
Lower net margin from asset management and retail activities, including the effects of milder weather (22)
Higher coal generation partially offset by lower nuclear generation both due to the effects of planned and unplanned outages 5
All other - net (1)
Contribution margin     (18)
Lower income tax benefit due to true-up to filed returns (41)
Higher net interest expense driven by higher average rates (33)
Lower SG&A driven by employee-related costs and retail marketing and related expenses 9
Lower retail bad debt expense reflecting improved customer care processes and customer mix 5
All other - net 6
Total change - Competitive Business (72)
Regulated Business:
Higher net revenues reflecting transmission and distribution tariff increases, automated meter surcharges and growth in points of delivery 17
Higher revenues from transmission cost recovery charges 10
Higher depreciation and amortization reflecting infrastructure investment (10)
Lower revenues primarily due to milder weather (6)
Higher 3rd party transmission fees (5)
Higher net interest expense driven by increased borrowings (5)
All other - net (5)
Change in Regulated Business (~80% owned by EFH Corp.) (4)
Total change in EFH Corp. adjusted (non-GAAP) operating results (76)
1
Competitive Business consists of Competitive Electric segment and Corporate and Other. 4
1

Consolidated: reconciliation of GAAP net loss to adjusted (non-GAAP) operating results
FY
1
11 vs. FY 12; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results - FY
5
Factor FY 11 FY 12 Change
EFH Corp. GAAP net loss
(1,913) (3,360) (1,447)
Items excluded from adjusted (non-GAAP) operating results (after tax)
2
Unrealized commodity-related mark-to-market net (gain) loss
(37) 983 1,020
Unrealized mark-to-market net (gain) loss on interest rate swaps
528 (112) (640)
Charges related to EPA Cross State Air Pollution Rule
3
304 - (304)
Third-party fees associated with April 2011 TCEH debt amendment and extension transactions
64 - (64)
Debt extinguishment gains – debt exchanges and repurchases
(33) - 33
Gain related to counterparty bankruptcy settlement
(14) - 14
Goodwill impairment
- 1,200 1,200
Charges related to pension plan actions
- 183 183
Writedown of equipment from cancelled generation projects and mineral interest assets
- 43 43
Settlement of Oncor management incentive pay plan
- 31 31
Oncor inventory write off
4 - (4)
Income tax charges
4
13 - (13)
EFH Corp. adjusted (non-GAAP) operating loss
(1,084) (1,032) 52
1
2
3
4
Full year ended December 31.
Items are noncash except for fees associated with TCEH amendment and extension debt transactions, gain related to counterparty bankruptcy settlement, Oncor management incentive pay plan settlement, and the 2011 state income tax charge associated with TCEH amendment and extension debt transactions.
Includes, net of tax, $269 million of emission allowances impairments and $6 million of mining asset impairments recorded in other deductions, and $28 million of incremental
FY 2011 state income tax charges recorded as a result of TCEH amendment and extension transaction.
depreciation expense.

Description/Drivers
Better (Worse)
Than
FY 11
Competitive Business:
Higher net margin from asset management and retail activities, net of effects of milder weather 52
Lower amortization of intangibles arising from purchase accounting 43
Lower results from coal generation driven by higher fuel prices (10)
All other - net 4
Contribution margin     89
Lower depreciation reflecting increased useful lives and retirements of certain generation assets 53
Lower SG&A driven by employee-related costs and retail marketing and related expenses 25
Lower operating costs reflecting one nuclear unit refueling outage in 2012 vs. two units in 2011 and lower systems and process improvement costs 23
Lower retail bad debt expense reflecting improved customer care processes and customer mix 19
Higher net interest expense driven by higher average rates (129)
Lower income tax benefit due to true-up to filed returns (37)
All other - net (2)
Total change - Competitive Business 41
Regulated Business:
114
Higher revenues from transmission cost recovery charges 70
Lower consumption primarily due to weather (50)
Higher 3rd party transmission fees (41)
Higher depreciation and amortization reflecting infrastructure investment (33)
Higher net interest expense driven by increased borrowings (15)
(12)
Higher taxes other than income driven by higher franchise fees and property tax rates (10)
All other – net, primarily driven by change in effective tax rate (12)
Total change - Regulated Business (~80% owned by EFH Corp.) 11
Total  change  in  EFH Corp.  adjusted  (non-GAAP)  operating  results 52
Consolidated: key drivers of the change in adjusted (non-GAAP) operating results
FY 11 vs. FY 12; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers (after tax) - FY

Higher operation and maintenance expense due to regulatory asset amortization and outside services and vegetation management costs
Higher net revenues reflecting transmission and distribution tariff increases, including advanced meter surcharges and growth in points of delivery

EFH Corp. Adjusted EBITDA (Non-GAAP)
EFH Corp. Adjusted EBITDA (non-GAAP)
1
Q4
2
11 vs. Q4 12 and FY
3
11 vs. FY 12; $ millions
Q4 12
Q4 11
1,035
1,005
642 629
393
369
TCEH
Oncor
7
7%
FY 12
FY 11
5,257
5,036
3,496
3,368
1,747
1,639
2%
4%
4%
7%
3%
Q4 and FY performance was largely driven by the same key drivers impacting adjusted (non-GAAP)
operating results
1
See Appendix for Regulation G reconciliations and definition. Includes $7 million, $29 million and $14 million in Q4 11, FY 11 and FY 12, respectively, of Corp. & Other
Adjusted EBITDA.
2
Three months ended December 31.
3
Full year ended December 31.

Luminant Operational Results

Nuclear-fueled generation; GWh
Coal-fueled generation; GWh
Q4 and FY12 Nuclear Plant Results
Solid safety performance
Q4 – lower generation with extended
refueling outage and unplanned outage
FY – higher generation due to one less
refueling outage in 2012
Top decile industry performance for
reliability and cost
Q4 12 Q4 11
4,736
19,283
FY 11 FY 12
19,897
4,125
FY 11
Q4 11
13,368
13,070
49,298
58,165
Q4 12
FY 12
3%
FY
15%
FY
Q4 and FY 12 Coal-Fueled Plant Results
Q4 – 1.2 TWh higher generation due to less
planned outages and improved reliability,
partially offset by 0.9 TWh of lower
generation due to seasonal operations at
Monticello units
FY – 8.9 TWh lower generation as a result
of 5.3 TWh of higher economic backdown
and 3.6 TWh from more outage days and
seasonal operations at Monticello units
13%
QTR
2%
QTR

Q4 2012 Results
Sales volumes declined 10% reflecting a
decline in business volumes, lower
residential customer counts and milder
weather
Residential attrition rates improved 48%
compared to Q4 2011.  Best performance
since 2009
TXU Energy Operational Results
Total residential customers
End of period, thousands
Retail electricity sales volumes by customer class;
GWh
1,563 1,547
FY 11
SMB
LCI
Residential
Q4 11
9,219
47,224
Q4 11 Q3 12
5%
LTM 4
23,267
4,974
10,373
2,873
1,372
5,913
Q4 12 Q4 12
1,547
1,625
1%
QTR
27,337
12,828
7,059
4,591
2,480
1,220
39,553
8,291
Q4 12
FY 12
10%
QTR
16%
FY
FY 2012 Results
Residential attrition rate slowed to 4.8%,
a 42% improvement from 8.2% in 2011
Bad debt expense decreased by 53%
due to improved collection initiatives,
customer mix and lower revenues
Reduced PUC complaints to record low
levels, continuing top tier PUC complaint
performance
3
1
2
SMB – small business.
LCI - large commercial and industrial.
Excludes December 2012 acquisition of customers.
Last twelve months.
1
2
3
4

Oncor Operational Results
Electric energy billed volumes
4
; GWh
Q4 11
Q4 12
1
SMB – small business; LCI – large commercial and industrial.
2
AMS – Advanced Metering System.
3
CREZ – Competitive Renewable Energy Zone.
4
On average, billed volumes are on an approximate 17-day calendar lag; therefore, amounts shown reflect partial impacts from prior quarters.
5
Last twelve months.
Residential
SMB & LCI
3,203
3,242
1%
LTM 5
Electricity distribution points of delivery
End of period, thousands of meters
Q4 12 Q3 12
3,232 3,242
Q4 2012 Results
Lower Q4 and FY 2012 Residential
volumes principally due to milder
weather
Higher Q4 2012 SMB & LCI energy
volumes primarily due to customer
growth
Completed planned deployment of
AMS plan in Q4 2012 – ~159,000
advanced meters installed during Q4
2012; over 3.2 million installed
through December 31, 2012
$1.460 billion spent on CREZ
through December 31, 2012; $561
million spent in 2012
8%
FY
Q4 12
25,211
24,905
113,837
110,371
Q4 11
FY 11 FY 12
5%
QTR
1%
QTR
1
1
2
3
16,705 16,806
69,949 69,994
8,506 8,099
43,888
40,377

EFH Corp. Liquidity Management
As of January 31, 2013

Cash and Equivalents
TCEH Letter of Credit Facility
TCEH Revolving Credit Facility
3,116
EFH Corp. and TCEH continue to monitor capital market conditions for opportunities to maximize liquidity and financial flexibility
EFH Corp. (excluding Oncor) available liquidity
As of 1/31/13; $ millions
2,859
2,828
1,062
2,054
774
2,686
At January 31, 2013 restricted cash totaled $947 million after reduction for a $115 million letter of credit drawn in 2009 related to an office building financing.  The restricted cash supports letters of credit, of which $774 million are outstanding, leaving $173 million available.
173
2,054
Facilities Limit LOCs/Cash Borrowings Availability
1
1

12 12 12
Commodity Prices
Commodity Units
Q4 12
Actual
Q4 11
Actual
FY 12
Actual
FY 11
Actual 13E
NYMEX gas price $/MMBtu 3.39 3.31 2.75 3.98 3.54
HSC gas price $/MMBtu 3.33 3.26 2.71 3.94 3.48
7x24 market heat rate (HSC) MMBtu/MWh 7.89 8.27 9.53 10.62 9.83
North Hub 7x24 power price $/MWh 26.19 27.04 25.17 42.44 34.28
TCEH weighted avg. hedge price
4
$/MMBtu 7.35 7.60 7.36 7.57 6.89
Gulf Coast ultra-low sulfur diesel $/gallon 3.04 2.96 3.05 2.97 2.96
PRB 8400 coal $/ton 8.68 10.97 7.57 11.00 9.41
LIBOR interest rate
5
percent 0.54% 0.68% 0.69% 0.51% 0.51%
Commodity prices
Q4 12, Q4 11, FY 12, FY 11 and 13E; mixed measures
2
3
1
1
1
FY 2012: Year ended December 31, 2012; FY 2011: Year ended December 31, 2011; 13E: 2013 estimate based on average of monthly commodity prices as of December 31, 2012 for January 2013 through December 2013.
The actual prices are computed based on settled Gas Daily prices for Henry Hub.
Daily average based on ERCOT Nodal market clearing price for North Hub.
Weighted average prices in the TCEH natural gas hedging program.  Based on NYMEX Henry Hub prices of forward natural gas sales positions in the hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).

The index for the settled value is a 6-month LIBOR rate.
1
2
3
4
5

13 13
Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
12/31/12 vs. 9/30/12; mixed measures, pre-tax
Factor
9/30/12
Natural gas hedges
Wtd. avg. hedge price
Natural gas prices
Cum. MtM gain at 9/30/12
12/31/12
Natural gas hedges
Wtd. avg. hedge price
Natural gas prices
Cum. MtM gain at 12/31/12
Q4 12 change in unrealized MtM (loss) gain
Measure
MM MMBtu
$/MMBtu
$/MMBtu
$ billions
MM MMBtu
$/MMBtu
$/MMBtu
$ billions
$ billions
2012
~74
~$7.35
~$3.32
~$0.4
-
-
-
-
~($0.4)
2013
~211
~$6.89
~$3.84
~$0.9
~211
~$6.89
~$3.54
~$1.0
~$0.1
2014 Total
~146 ~431
~$7.80
~$4.18
~$0.6 ~$1.9
~146 ~357
~$7.80
~$4.03
~$0.6
~$0.0
1
2
3
1
4
2
~$1.6
~($0.3)
1
Weighted average prices are based on prices of forward natural gas sales positions in the natural gas hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions). Where collars are reflected, sales price represents the approximate collar floor price. Prices for 2013 represent January 1, 2013 through December 31,
2013 values.
2
MtM values include the effects of all transactions in the natural gas hedging program including offsetting purchases (for re-balancing) and natural gas basis deals.
3
As of December 31, 2012. 2013 represents January 1, 2013 through December 31, 2013 volumes. Where collars are reflected, the volumes are estimated based on the notional position of the derivatives to provide protection against downward price movements. The notional volumes for collars are approximately 150 million MMBtu, which correspond to a delta position of approximately 146 million MMBtu in 2014.
4
2013 represents the average of monthly forward prices for January 1, 2013 through December 31, 2013.
Hedge program decrease is due to settlement of Q4 positions.  The forward value of the program increased due to lower natural gas prices

14 14
TCEH Natural Gas Exposure
TCEH Natural Gas Position
13-15
1
; million MMBtu
Hedges Backed by Asset First Lien
Open Position
Factor Measure 2013 2014 2015
Natural gas hedging program million MMBtu
~194             ~146 0
TXUE and LUME net positions million MMBtu ~216 ~43 ~14
Overall estimated percent of
total NG position hedged percent ~96% ~41% ~3%
TXUE and Luminant Net Positions
2
1
As of December 31, 2012. Balance of 2013 is from February 1, 2013 to December 31, 2013.  Assumes conversion of electricity positions based on a ~8.5 heat rate with natural gas generally being on the margin ~70-90% of the time (i.e. when other technologies are forecast to be on the margin, no natural gas position is assumed to be generated).
2
Includes estimated forward net wholesale and retail sales.  Excludes any transactions associated with proprietary trading positions.
3
The 2014 position includes notional volume of approximately 150 million MMBtu costless collar with strikes of ~$7.80/MMBtu and ~$11.75/MMBtu for puts and calls, respectively. The delta equivalent short position is ~146 million MMBtu.
3
216
43
14
194
146
18
266
479
428
455
493
2014 2015 2013
TCEH has hedged approximately 96% of its estimated natural gas price exposure for 2013

15 15 15
EFH Corp. Adjusted EBITDA Sensitivities
Commodity
Percent Hedged at
December 31, 2012 Change
BOY 13E Impact
$ millions
7X24 market heat rate (MMBtu/MWh) ~84 0.1 MMBtu/MWh ~5
NYMEX gas price ($/MMBtu) ~96 $1/MMBtu ~18
Diesel ($/gallon) ~73 $1/gallon ~13
Base coal ($/ton) 4 ~72 $2/ton ~6
Generation operations
Nuclear- and coal / lignite-fueled generation (TWh) N/A 1 TWh ~15
Retail operations FY  2013
Residential contribution margin ($/MWh) 22 TWh $1/MWh ~22
Residential consumption 22 TWh 1% ~8
Business markets consumption 17 TWh 1% ~2
Impact on EFH Corp. Adjusted EBITDA
1
13E; mixed measures
The majority of 2013 commodity-related risks are significantly mitigated
3
2
1
2013 estimate based on commodity positions as of December 31, 2012 and reflects the existing regulatory environment under the Clean Air Interstate Rule, net of natural gas hedges and net wholesale and retail sales.  Excludes gains and losses incurred prior to December 31, 2012.
2
Simplified representation of heat rate position in a single TWh position.  Heat rate impacts are typically differentiated across plants and respective pricing periods:
nuclear and coal-fueled plants generation (linked primarily to changes in North Hub 7x24), natural gas plants (primarily North Hub 5x16) and wind (primarily West
Hub7x8).  Assumes conversion of electricity positions based on a ~8.5 market heat rate with natural gas generally being on the margin ~70-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
3
Includes positions related to fuel surcharge on rail transportation.
4
Excludes fuel surcharge on rail transportation.

Estimate as of December 31, 2012; $ billions
(pro forma for January 2013 Revolver Extension and January 2013 Exchanges)
EFH / EFIH TCEH
1
1st Lien - $0.41
2
2nd Lien $0.25 $1.88
4
Total $0.25 $2.29
Estimated Secured Debt Capacity at EFH / EFIH and TCEH
1
16
$0.25
$0.25
$2.29
$1.88
$0.41
2nd Lien 1st Lien
2
3
1
The debt capacity numbers presented above are for informational purposes only and should not be relied upon in connection with any investment decision regarding the securities of EFH Corp. or its subsidiaries. All of these amounts are estimates based on EFH Corp.'s current interpretation of the covenants set forth in its and its subsidiaries'
applicable debt agreements and do not take into account exceptions in the agreements that may allow for the incurrence of additional secured debt, including, but not limited to, acquisition debt, coverage ratio debt, refinancing debt, capital leases and hedging obligations.  Moreover, such amounts could change from time to time as a result of, among other things, the termination of any debt agreement (or specific terms therein) or a change in the debt agreement that results from negotiations with new or existing lenders.  In addition, covenants included in agreements governing additional, future debt may impose greater or lesser restrictions on the incurrence of secured debt by EFH Corp. and its subsidiaries.  Consequently, the actual amount of senior secured debt that EFH Corp. and its subsidiaries are permitted to incur under their respective debt agreements could be materially different than the amounts provided above. EFH Corp. encourages you to review, in consultation with your own advisors, its and its subsidiaries’ various debt agreements, which are on file with the SEC, in order to assess the ability and capacity of EFH Corp. and its subsidiaries to incur additional debt (secured and unsecured) in the future.
2
Of this amount, $1.0B is permitted to be issued for cash (entire amount is permitted to be issued for exchanges).
3
TCEH is permitted to issue an unlimited amount of additional first-priority debt in order to refinance the first-priority debt outstanding under the TCEH Senior Secured Facilities.

17 Today’s Agenda John Young President & CEO Financial and Operational Overview Q4 2012 Review Q&A

HSC Natural Gas Futures
$/MMBtu
ERCOT North Hub ATC (7x24) Heat Rate
MMBtu/MWh
18
Forward Natural Gas Prices and Heat Rates
Forward gas prices have shown some indications of stabilizing.
Near term heat rates have stabilized since Q2 2012
1 2014 prices became observable at year-end 2011.
2 2015 heat rate is an estimate based on limited broker quotes.
2015 HR
9.61

1
ERCOT Capacity, Demand and Reserve (CDR) Summary, May 2012.
2
ERCOT Capacity, Demand and Reserve (CDR) Summary, December 2012.
Resource Adequacy in ERCOT
ERCOT reserve margin
2013E-2018E; percent
December 2012 CDR May 2012 CDR
13.75% target
reserve margin
Drivers of ERCOT December 2012 CDR
Report versus the May 2012 CDR Report
– Reduced load growth rate based on Moody’s
“Low” economic growth forecast
• Increased 2013 load forecast by ~300
MW, but lowered 2014 load forecast by
~800 MW (~1.2% lower)
• Reduced annual load growth rate for
the period 2013-2018 by ~1%
– Reduced total resources by ~400 MW in 2013
(0.5%), with larger reductions after 2015
Recent and pending PUCT/ERCOT actions
and potential deliberations:
– Increased system-wide offer cap to $5,000
effective June 1, 2013; $7,000 effective
June1, 2014; and $9,000 effective June 1,
2015
– ERCOT review of whether 13.75% is the
appropriate target reserve margin
– Continued PUCT evaluation of long-term
solution
14.3
9.8
6.9
6.5
5.8 5.8
13.2
10.9
10.5
8.5
8.4
7.1
'13 '14 '15 '16 '17 '18
1
2

EFH Corp.
$0.7B debt
Energy Future
Intermediate Holding
$7.5B debt
$6.3B debt
TCEH
$32.0B debt
Approx. 80% Ownership
$46.6B total gross debt
$43.0B total net debt
Ring-fenced entities
Texas
Transmission
Investment
LLC
Approx. 20%
Ownership
1
Gross debt excludes unamortized debt discounts and premiums, fair value discounts and premiums, and A/R securitization.
2 Total net debt equals total gross debt less total cash & cash equivalents and restricted cash of ~$3.6 billion (including adjustment for $13 million accrued interest paid in connection with the January 2013 exchange).
3 Excludes $82 million from A/R securitization.
4    Excludes intercompany note balances.
5    EFCH guarantees all of TCEH’s debt (other than Pollution Control Revenue Bonds).
EFH Capital Structure Overview
20
$4.0B
EFIH 6.875% 1 Lien due 2017
EFIH 10.00% 1 Lien due 2020
$0.4B EFIH 11.00% 2 Lien due 2021
$1.7B EFIH 11.75% 2 Lien due 2022
$1.4B
Unsecured
EFIH 11.25%/12.25% Toggle due 2018
$0.06B
EFH 10.875% LBO due 2017
EFH 11.25%  LBO due 2017
$0.6B
EFH 5.55% Series P due 2014
EFH 6.50% Series Q due 2024
EFH 6.55% Series R due 2034
$0.06B EFH/EFIH Other Unsecured
$16.7B 1 Lien Term Loans due 2017
$3.85B 1 Lien Term Loans due 2014
$2.05B 1 Lien Revolver due 2016
$1.75B 11.5% 1 Lien Notes due 2020
$1.57B 15.0% 2 Lien Notes due 2021
$4.9B
10.25% LBO due in 2015
10.50% LBO due in 2016
$1.2B Unsecured PCRBs/Other
$0.74B Revolver  @ L+125 bps due 2016
$5.12B Long Term Debt @ avg. 6.1%
$0.44B Securitization Debt @ avg. 5.3%
Energy Future
Competitive Holdings
5
$0.1B debt
1
2
3
4
st
st
nd
nd
st
st
st
st
nd
Balances as of 12/31/2012
Pro Forma for January 2013 Revolver
Extension and Debt Exchanges

21 Today’s Agenda EFH Corp. Senior Executive Team Financial and Operational Overview Q4 2012 Review Q&A

22 Questions & Answers

23 Appendix – Additional Slides and Regulation G Reconciliations Appendix

Financial Definitions
Measure Definition
Adjusted (non-GAAP)
Operating Results
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results.  These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring.  EFH Corp. uses adjusted (non-GAAP) operating results as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with
GAAP and adjusted (non-GAAP) operating earnings (losses).
Adjusted EBITDA
(non-GAAP)
EBITDA adjusted to exclude interest income, noncash items, unusual items, results of discontinued operations and other adjustments. Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH
Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies.  See EFH Corp.’s filings with the SEC for a detailed reconciliation of EFH Corp.’s net income prepared in accordance with GAAP to Adjusted EBITDA.
Competitive Business
Results
Refers to the combined results of the Competitive Electric segment  and Corporate & Other.  Competitive Electric segment refers to the EFH Corp. business segment that consists principally of TCEH.
Contribution Margin (non-
GAAP)
Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
EBITDA
(non-GAAP)
Net income (loss) before interest expense and related charges, income tax expense (benefit) and depreciation and amortization.
GAAP Generally accepted accounting principles.
Purchase Accounting The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values. The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger.  Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization and interest expense in the income statement.
Regulated Business Results Refers to the results of the Regulated Delivery segment, which consists largely of EFH Corp.’s investment in Oncor.

Table 1: EFH Corp. Adjusted EBITDA Reconciliation
Three and 12 Months Ended December 31, 2011 and 2012
$ millions
Factor Q4 11 Q4 12 FY 11 FY 12
Net income (loss) (136) (1,952) (1,913) (3,360)
Income tax (benefit) expense (92) (353) (1,134) (1,232)
Interest expense and related charges 826 760 4,294 3,508
Depreciation and amortization 381 358 1,499 1,373
EBITDA 979 (1,187) 2,746 289
Adjustments to EBITDA (pre-tax):
Oncor Holdings distributions of earnings 52 47 116 147
Interest income - - (2) (2)
Amortization of nuclear fuel 38 32 142 156
Purchase accounting adjustments 22 - 204 74
Impairment of goodwill - 1,200 - 1,200
Impairment and writedown of other assets 4 39 433 48
Debt extinguishment gains (26) - (51) -
Equity in earnings of unconsolidated subsidiary (51) (20) (286) (270)
Unrealized net (gain) loss resulting from commodity hedging and trading transactions (305) 236 (58) 1,526
EBITDA amount attributable to consolidated unrestricted subsidiaries - 4 - 4
Noncash compensation expense 5 - 13 11
Transition and business optimization costs 4 9 4 39 35
Transaction and merger expenses 5 10 10 37 39
Restructuring and other 6 (49) 8 80 15
Charges related to pension plan actions 7 - 285 - 285
Expenses incurred to upgrade or expand a generation station 8 - 31 100 100
EFH Corp. Adjusted EBITDA per Incurrence Covenant 688 689 3,513 3,657
Add Oncor Adjusted EBITDA (reduced by Oncor Holdings distributions) 317 346 1,523 1,600
EFH Corp. Adjusted EBITDA per Restricted Payments Covenant 1,005 1,035 5,036 5,257
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits and gains on asset sales not recognized in net income due to purchase accounting.  2011 includes $46 million related to an asset sale.
2
Includes impairment of emissions allowances and certain mining assets due to EPA rule issued in July 2011.
3
Represents amounts recorded under stock-based compensation accounting standards and excludes capitalized amounts.
4
Includes certain incentive compensation expenses, as well as professional fees and other costs related to generation plant reliability and supply chain efficiency initiatives.
5
Primarily represents Sponsor Group management fees.
6
Restructuring and other in 2011 includes gains on termination of a long-term power sales contract and settlement of amounts due from a hedging/trading counterparty, fees related to the amendment and extension of TCEH’s senior secured credit facilities and reversal of certain liabilities accrued in purchase accounting.
7
Charges related to pension plan actions resulted from the termination and payout of pension obligations for active nonunion employees of EFH Corp’s competitive businesses and the assumption by Oncor under a new Oncor pension plan of all of EFH Corp’s pension obligations to retirees and terminated vested participants. The charges represent actuarial losses previously recorded as other comprehensive income.
8
Reflects noncapital costs related to planned outages.
1
2
3

Table 2: TCEH Adjusted EBITDA Reconciliation
Three and 12 Months Ended December 31, 2011 and 2012
$ millions
Factor Q4 11 Q4 12 FY 11 FY 12
Net income (loss) (80) (1,695) (1,740) (2,948)
Income tax expense (benefit) (43) (224) (917) (894)
Interest expense and related charges 679 552 3,699 2,752
Depreciation and amortization 373 352 1,470 1,343
EBITDA 929 (1,015) 2,512 253
Adjustments to EBITDA (pre-tax):
Interest income (21) (10) (87) (46)
Amortization of nuclear fuel 38 32 142 156
Purchase accounting adjustments 10 1 157 55
Impairment of goodwill - 1,200 - 1,200
Impairment and writedown of other assets 3 5 430 6
Unrealized net (gain) loss resulting from commodity hedging and trading transactions (305) 236 (58) 1,526
EBITDA amount attributable to consolidated unrestricted subsidiaries (2) 2 (7) (4)
Corp. depreciation, interest and income tax expense included in SG&A 5 4 16 17
Noncash compensation expense 4 (1) 12 7
Transition and business optimization costs 4 9 3 42 33
Transaction and merger expenses 5 9 9 37 38
Restructuring and other 6 (50) 4 72 14
Charges related to pension plan actions 7 - 141 - 141
Expenses incurred to upgrade or expand a generation station 8 - 31 100 100
TCEH Adjusted EBITDA per Incurrence Covenant 629 642 3,368 3,496
Expenses related to unplanned generation station outages 19 18 181 78
Pro forma adjustment for Oak Grove 2 reaching 70% capacity in Q2 2011 9 (5) - 27 -
Other adjustments allowed to determine Adjusted EBITDA per Maintenance Covenant 10 - - 8 -
TCEH Adjusted EBITDA per Maintenance Covenant 643 660 3,584 3,574
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel. Also includes certain credits and gains on asset sales not recognized in net income due to purchase accounting. 2011 includes $46 million related to an asset sale.
2
Includes impairment of emissions allowances and certain mining assets due to EPA rule issued in July 2011.
3
Includes expenses recorded under stock-based compensation accounting standards and excludes capitalized amounts.
4
Includes certain incentive compensation expenses, as well as professional fees and other costs related to generation plant reliability and supply chain efficiency initiatives.
5
Primarily represents Sponsor Group management fees.
6
Restructuring and other in 2011 includes gains on termination of a long-term power sales contract and settlement of amounts due from a hedging/trading counterparty, fees related to the amendment and extension of TCEH’s senior secured credit facilities and reversal of certain liabilities accrued in purchase accounting.
7
Charges related to pension plan actions resulted from the termination and payout of pension obligations for active nonunion employees of EFH Corp’s competitive businesses and the assumption by Oncor under a new Oncor pension plan of all of EFH Corp’s pension obligations to retirees and terminated vested participants. The charges represent actuarial losses previously recorded as other comprehensive income.
8
Reflects noncapital costs related to planned outages.
9
Represents the annualization of the of the actual nine months ended December 31, 2011 EBITDA results for Oak Grove 2, which achieved the requisite 70% average capacity factor in the second quarter 2011.
10
Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.
1
2
3

1
Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets.
Table 3: Oncor Adjusted EBITDA Reconciliation
Three  and 12 Months Ended December 31, 2011 and 2012
$ millions
Factor Q4 11 Q4 12 FY 11 FY 12
Net income 65 28 367 349
Income tax expense 32 21 229 234
Interest expense and related charges 94 95 359 374
Depreciation and amortization 179 194 719 771
EBITDA 370 338 1,674 1,728
Interest income (7) - (32) (24)
Purchase accounting adjustments (7) (5) (29) (23)
Noncash compensation expense 1 - 7 2
Transition and business optimization costs and other 4 1 11 5
Inventory write-down 8 - 8 -
Settlement of management incentive pay plan - 59 - 59
Oncor Adjusted EBITDA 369 393 1,639 1,747
1

Table 4: EFH Corp. Adjusted EBITDA Reconciliation
Year Ended December 31, 2008 - 2012
$ millions
1 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel. Also includes certain credits and gains on asset sales not recognized in net income due to purchase accounting.
2 2008 and 2011 include impairment of emissions allowances. 2008 also includes impairment of trade name intangible assets, land and the natural gas-fueled generation fleet and charges related to cancelled development of coal-fueled generation facilities.
3 Represents amounts recorded under stock-based compensation accounting standards and excludes capitalized amounts.
4 Includes professional fees and other costs related to retail billing and customer care systems, generation plant reliability and supply chain efficiency initiatives as well as incentive compensation expenses.
5 Includes costs related to the Merger, abandoned strategic transactions, certain growth initiatives and Oncor’s sale of noncontrolling interests, outsourcing transition costs and Sponsor Group management fees.
6 2008 includes litigation accrual, charge related to a counterparty bankruptcy and losses on sale of receivables, net of insurance settlement proceeds. 2009 includes reversal of certain liabilities accrued in purchase accounting, partially offset by restructuring and nonrecurring activities and losses on sale of receivables. 2010 includes a gain on termination of a long-term power sales contract. 2011 includes settlement of amounts due from counterparty bankruptcy, fees related to the amendment and extension of the TCEH Senior Secured Facilities and reversal of certain liabilities accrued in purchase accounting.
7 Charges related to pension plan actions resulted from the termination and payout of pension obligations for active nonunion employees of EFH Corp’s competitive businesses and the assumption by Oncor under a new
Oncor pension plan of all of EFH Corp’s pension obligations to retirees and terminated vested participants.  The charges represent actuarial losses previously recorded as other comprehensive income.
8 Reflects noncapital costs related to planned outages.
Factor 2008 2009 2010 2011 2012
Net income (loss) (9,838) 344 (2,812) (1,913) (3,360)
Income tax (benefit) expense (471) 367 389 (1,134) (1,232)
Interest expense and related charges 4,935 2,912 3,554 4,294 3,508
Depreciation and amortization 1,610 1,754 1,407 1,499 1,373
EBITDA (3,764) 5,377 2,538 2,746 289
Oncor EBITDA (496) (1,354) - - -
Oncor Holdings distributions (2008 includes $1.253 billion sale of Oncor equity) 1,582 216 169 116 147
Interest income (27) (45) (10) (2) (2)
Amortization of nuclear fuel 76 101 140 142 156
Purchase accounting adjustments 460 340 210 204 74
Impairment of goodwill 8,000 90 4,100 - 1,200
Impairment and writedown of other assets 1,221 42 15 433 48
Debt extinguishment gains - (87) (1,814) (51) -
Net income (loss) attributable to noncontrolling interests (160) 64 - - -
Equity in earnings of unconsolidated subsidiary - - (277) (286) (270)
Unrealized net (gain) loss resulting from commodity hedging and trading transactions (2,329) (1,225) (1,221) (58) 1,526
EBITDA amount attributable to consolidated unrestricted subsidiaries - - - - 4
Amortization of “day one” net loss on Sandow power purchase agreement - (10) (22) - -
Noncash compensation expense 27 11 18 13 11
Transition and business optimization costs 4 45 22 4 39 35
Transaction and merger expenses 5 64 81 48 37 39
Restructuring and other 6 46 11 (112) 80 15
Charges related to pension plan actions 7 - - - - 285
Expenses incurred to upgrade or expand a generation station 8 100 100 100 100 100
EFH Corp. Adjusted EBITDA per Incurrence Covenant 4,845 3,734 3,886 3,513 3,657
Add Oncor Adjusted EBITDA (reduced by Oncor Holdings distributions) (267) 1,123 1,354 1,523 1,600
EFH Corp. Adjusted EBITDA per Restricted Payments Covenant 4,578 4,857 5,240 5,036 5,257
1
2
3

EFH Has Made Significant Accomplishments Despite Lower
Commodity Prices

Historical NYMEX spot natural gas prices
2007-2012; $/MMBtu
EFH sells
~20% interest
in Oncor
Sandow 5
complete
TXU Energy begins
customer care system
implementation
Oak Grove 2
complete
TCEH Amend
and Extend
Oak Grove
1 complete
Merger
closes
Debt
Exchanges
Oncor
awarded
CREZ project
Oncor begins
AMS rollout
CSAPR
vacated
Revolver
Extension /
Exchanges
2007 2008 2009 2010 2011 2012
0
2
4
6
8
10
12
14

EFH Has Invested Over $10 Billion
And Added Nearly 1,900 Positions
Capital Investment Amount
TCEH and Corporate >$5
Oncor >$5
Grand Total >$10
Jobs
New employee positions added ~1,900
30
Capital investment and jobs
2008-2012; $ billions, positions added
Source: EFH 2012 and 2009 10K, Oncor 2012 10-K.
Luminant invested $3.25 billion to build 2,200 MWs of new units
TXU Energy has invested $100 million in new tools and products for customers to manage their own electricity usage
Oncor has invested $1.46 billion on CREZ and $660 million on AMS through
2012

Commitment Fulfilled
Reorganize the company into three business units with separate boards, management teams and headquarters.
Maintain headquarters for each business in the DFW area.
Hold majority ownership in EFH Corp. and Oncor for at least five years.
Create a Sustainable Energy Advisory Board (SEAB) to provide input from environmental, economic, customer, reliability and technology viewpoints.
Ensure employee compensation, health benefits and retirement programs.
Deliver a 15% residential price cut to legacy PTB customers.
Guarantee price protection against changing market conditions through December 2008 for legacy PTB customers.
Provide $150 million in low-income customer assistance over five years, through 2012 ($125 million, ~10%
discount for qualifying customers and $25 million in bill payment assistance).
Waive deposits for certain residential customers.
Form a new Low Income Advisory Committee (LIAC) comprising of leaders in the social service delivery sector.
Invest $100 million over five years through 2012 in new tools for customers to manage their own electricity usage through innovative energy efficiency and conservation approaches.
Merger Commitments Fulfilled
1
Refer to http://www.energyfutureholdings.com/responsibility/promises.aspx for further details.
1

Commitment Fulfilled
Terminate eight planned coal units.
Provide increased investment in alternative energy.
Start planning process for two IGCC commercial demonstration plants to be located in Texas.
Offset 100% of key emissions from new coal-fueled power plants and reduce nitrogen oxide, sulfur dioxide and mercury emissions by 20% from 2005 total levels from coal-fueled power plants through nation’s largest voluntary emissions reduction program.
Double wind energy purchases to 1500 MW, maintaining status as the largest buyer of wind power in Texas.
Join the FutureGen Alliance.
Join USCAP.
Expedite voluntarily the company’s 14.101 filing.
Make minimum capital spend of $3.6 billion for five years, through 2012.
Implement aggressive demand-reduction program including an additional five-year, $100 million investment in conservation and energy efficiency.
Implement no rate increases as a result of the transaction.
File no system-wide rate case until 2008.
Generate no new debt as a result of the transaction.
Limit debt so that Oncor’s debt-to-equity ratio is at or below the assumed debt-to-equity ratio established by the PUC.
Agree to resolve all outstanding 14.101 issues.
Issue one-time, $72 million retail customer credit.
Provide annual reports to the PUC regarding commitments.

Merger Commitments Fulfilled (continued)

We Continue To Focus On Operational Excellence

Sustainable, Flexible, Dynamic Organization
Operational Excellence Financial Optimization Strategic Growth
Prudent financial
management
Optimize balance sheet
Optimize hedge platform
Identify and execute
internal / organic
opportunities
Seek external
opportunities
Maintain competitive
intelligence
Engage in key public
and governmental
affairs issues
Execute an aggressive
operational plan
Deliver top decile
results
Maintain a competitive
position in marketplace
Build infrastructure
Maintain and enhance
TXU brand
Identify and mitigate
operational risks

Which Has Generated Strong Corporate Earnings
EFH Adjusted EBITDA
2008-2012; $ millions
34
1  See above for Regulation G reconciliations and definition.
4,578
4,857
5,240
5,036
5,257
2008 2009 2010 2011 2012
1

1
2009-2011 average.
2
Includes four mothballed units (1,655 MW) not currently available for dispatch and two units (1,130 MW) for which operations have been suspended until June 2013.
3
For the year ended December 31, 2012 (excludes purchased power).
Business Profile Generation
Largest coal & nuclear generation fleet in ERCOT
Top decile nuclear plant production and cost performance
1
Top quartile coal fleet production and cost performance
1
Largest mine-mouth coal operator in Texas
Gas plant operations - high availability to meet peak demand
Active asset management and hedging program to maintain
value in volatile commodity market
Coal Gas Nuclear
Generating Capacity   as of
December 31, 2012
Total Net Generation for the year ended
December 31, 2012
15,427 MW
70,490 GWh
Safety
Wholesale power prices
Natural gas hedge program
Coal / Nuclear plant reliability
Mining operations / lignite cost
Fuel / O&M / SG&A costs
Peaking gas assets
Operational excellence / continuous improvement
Competitive market
Value Drivers
Luminant Is The Largest Power Generator In Texas
35
2%
70%
28%
52%
33%
15%
2
3

1
Benchmarking net capacity factors based on GADS. Luminant is legacy lignite/coal fleet only and based on net GADS capacity.
Source: GKS
Top decile
79.7%
Top quartile
73.8%
Top decile
$3.63
Top quartile
$4.36
Luminant 09–11 fleet avg. = 79.9%
Luminant 09–11 fleet avg. = $3.87
Luminant vs. US coal fleet net capacity factors
1
Percent
Luminant vs. US coal fleet O&M
$/MWh
Luminant Is A High-Performing Coal Operator
36
%
%
%
%
%
%
%
40
50
60
70
80
90
100
$0
$2
$4
$6
$8
$10
$12

Comanche Peak Plant Is One Of Highest-Performing
Nuclear Plants In The Country
09-11 Capability Factor / O&M
$/MWh
1
Benchmarking peer set defined as 18 month fuel cycle U.S. nuclear plants.
Source: EUCG May, 2012 Comprehensive Data Release for Cost and WANO for Capability Factors
CPNPP
Decile Quartile Median
Decile
Quartile
Median
37
75
80
85
90
95
10.00 15.00 20.00 25.00 30.00 35.00 40.00
O&M costs ($/MWh)
1

TXU Energy Is The Largest Retail Electricity
Provider In Texas
Strong customer value proposition
• High brand recognition in Texas competitive areas
• Competitive retail prices
• Innovative products and services
• Committed to low-income customer assistance
• Improved customer care delivery capabilities
Balance Sheet
• Combined TCEH risk management and liquidity efficient capital structure
Expected margins (5–10% net)
Source: KEMA Retailer Landscape Report dated 9/28/12; As of June 2012
Source: NERC 2012 Long-Term Reliability Assessment (Summer Demand)
Residential Customers / Meters
(in thousands)
End of Year Residential Customer Counts
(in thousands)
Projected Annual Demand Growth
CAGR (2013E-2022E; percent)
Value Drivers
64%
38
1,914 1,862
1,771
1,625
1,547
2008 2009 2010 2011 2012
Year over Year Customer Attrition
3.1% (2.7)% (4.9)% (8.2)% (4.8)%
1 Excludes December 2012 acquisition of customers
1.4%
2.3%
US ERCOT
1
1,578
1,414
775
374
332
294
230
TXUE Reliant Direct Ambit Stream Just
Energy
Green
Mountain

Executing A Marketing Strategy Balancing Value And Price 39 Price Orientation Value Orientation New offers are reinforcing TXU Energy’s value proposition

And Incorporating Technological Solutions Innovations TXU Energy MyEnergy Dashboard TXU Energy Electricity Usage Report Brighten iThermostat TXU Energy’s iPhone and Android Apps 40 SM

While Managing Expenses And Improving Cash Flow
Bad debt expense
2008 - 2012; $ millions
Days sales outstanding
2008 – 2012; Days
TXU Energy has continued to
lower bad debt over time….
…and generate cash flow by
reducing days sales outstanding
81
117
108
56
26
2008 2009 2010 2011 2012 2008 2009 2010 2011 2012
48
50
49
43
40
FY 2012 Bad Debt expense was $26 million, one of the lowest totals in TXUE recent history
Days Sales Outstanding have improved significantly due to collection initiatives, customer mix and credit policy improvements

And Providing A Strong Customer Experience
% Chg
Since 1/09
% Chg
Since 1/09
42
86%
17%
50%
55%
60%
65%
70%
75%
80%
First Call Resolution
0
100
200
300
400
500
PUC Complaints
Enhanced Customer Experience and Product Innovation:
• Record performance - first call resolution, customer satisfaction, PUC complaints
• Lower operating costs through gains in technology and self service
• First to market with innovations leveraging Smart Grid – Free Nights, iPhone app, etc.
• Reduced customer net attrition in 2012; a 42% improvement from 2011
• Proven risk management strategies delivering more predictable pricing to customers
FCR FCR Trend PUC CSAT Trend

New Oncor Infrastructure
…to support the continued buildout of
wind capacity in Texas
Oncor’s investment in CREZ will receive accelerated recovery, consistent with other transmission investment, mitigating regulatory delay
Oncor has invested $1.46 billion cumulatively
on CREZ projects as of December 31, 2012
Oncor expects to invest ~$2.0 billion on
CREZ-related transmission lines…

Oncor Demand-Side Management
Oncor recovers its investment through a
PUCT -approved surcharge
Customer monitoring of consumption
“Smart” appliances
Dynamic pricing
Oncor’s
energy efficiency filing has been approved and is reflected in rates
1
Public Utility Commission of Texas.
Oncor has deployed ~$660 million of
capital for advanced metering
initiatives…
…that will enable key DSM initiatives
Oncor has completed its planned deployment of 3.26 million
meters, including 961,000 in 2012
1

EFH Transformed Business Services To Focus on Service,
Excellence and Governance
Before July 2008
Establish
Service,
Excellence &
Governance
Model
Governance over shared
services and alignment
with businesses needed to
be enhanced
Transparency to Business
Services cost needed to be
improved
Service Level Agreements
(SLA)  were not in place
Business Services costs
were not fully categorized
or allocated
The objective was to create a  cost-effective shared services group that provided service levels consistent with a large scale competitive / regulated energy company

To Create Value For The Rest Of The Enterprise

Enhanced liquidity through balance sheet and tax initiatives
Implemented cost controls
Enhanced enterprise-wide risk management policies and procedures
Streamlined corporate governance and developed policies and
procedures consistent with strategic goals and objectives
Recruited and retained key leadership talent and created programs to identify and develop in-house talent
Formed and maintained key stakeholder relationships with industry participants and other nongovernmental organizations (NGOs)
Strengthened IT infrastructure
Implemented new TXU Energy customer care and billing system
Invested in upgrading aging infrastructure

And Drive Down Consolidated SG&A Over Time

Consolidated SG&A
2009-2012; $ millions
1
Pro-forma for the deconsolidation of Oncor that occurred prospectively in 2010.
875
751
742
674
1
2009 2010 2011 2012
SG&A has declined over $200MM from 2009 to 2012

Key Takeaways – Maximizing Enterprise Value

Improved the company’s reputation and met merger commitments
– Engaged company stakeholders including legislators and NGOs
– Invested in the surrounding communities
Invested in Texas - $10+ billion in capital and added ~1,900 positions
Maintained focus on Operational Excellence
– Safe and reliable operating performance at Luminant
– TXU Energy managing margins and controlling costs amidst increased competition
– Business Services restructured operations, strengthened infrastructure and controlled costs
A keen focus on operational excellence has resulted in strong operating and financial performance amidst depressed commodity prices